UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
 ________________________
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 12, 2018

________________________
LKQ CORPORATION
(Exact name of registrant as specified in its charter)

________________________

Delaware	000-50404	36-4215970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
500 West Madison Street, Suite 2800 Chicago, IL		60661
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (312) 621-1950
N/A
(Former name or former address, if changed since last report)

 ________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
LKQ Corporation (the “Company,” “we” or “our”) is filing this Current Report on Form 8-K to disclose certain recast prior period financial information resulting from our adoption of Accounting Standards Update 2016-15, “Classification of Certain Cash Receipts and Cash Payments” (“ASU 2016-15”), effective January 1, 2018. While this information is not required to be reflected in the footnotes to our full year financial statements until the filing of our annual report on Form 10-K for 2018, we are providing the disclosure of the recast financial information at this time in connection with the filing by us under the Securities Act of 1933 of an automatic shelf registration statement on Form S-3 and a post-effective amendment to an acquisition shelf registration statement on Form S-4.
ASU 2016-15 includes guidance on classification for the following items: debt prepayment or debt extinguishment costs, settlement of zero coupon bonds, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims and corporate-owned or bank-owned life insurance policies, distributions received from equity method investees, beneficial interests in securitization transactions, and other separately identifiable cash flows where application of the predominance principle is prescribed. The adoption of ASU 2016-15 had no impact on our Consolidated Statements of Cash Flows within our Annual Report on Form 10-K for the year ended December 31, 2017, and no adjustments were required in our Unaudited Condensed Consolidated Statements of Cash Flows for the three months ended March 31, 2018 and 2017; however, we began presenting a new line item, Payments of deferred purchase price on receivables securitization, in the Unaudited Condensed Consolidating Statements of Cash Flows contained in Note 16, "Condensed Consolidating Financial Information," beginning with our Form 10-Q for the three months ended March 31, 2018. As part of our adoption of ASU 2016-15, prior year cash flow information within this footnote was recast to reflect the impact of adopting this accounting standard.
Our Annual Report on Form 10-K for the year ended December 31, 2017 does not reflect the immaterial impact on prior periods of adopting ASU 2016-15, which had the effect on the information set forth in Note 16, "Condensed Consolidating Financial Information," of decreasing cash flows from operating activities and increasing cash flows from investing activities by $48.2 million, $128.1 million and $21.6 million for the guarantor entities in the years ended December 31, 2017, 2016 and 2015, respectively, with corresponding updates to the Eliminations. The cash flow information in Note 16, "Condensed Consolidating Financial Information" for the years ended December 31, 2017, 2016 and 2015, as updated to reflect the adoption of ASU 2016-15, is presented in Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit
99.1
Certain financial information from the Condensed Consolidating Statements of Cash Flows in Note 16, “Condensed Consolidating Financial Information” to the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, recast to reflect the adoption of Accounting Standards Update 2016-15, “Classification of Certain Cash Receipts and Cash Payments."

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 12, 2018

LKQ CORPORATION

By:	/s/ Victor M. Casini
Victor M. Casini
Senior Vice President and General Counsel